EXHIBIT 10.1

RESTATEMENT AGREEMENT TO CREDIT AGREEMENT

RESTATEMENT AGREEMENT, dated as of July 28, 2016 (this “Agreement”), among ACP RE LTD., a Bermuda exempted company (“ACP”), TOWER GROUP INTERNATIONAL, LTD., a Bermuda insurance holding company (“Tower”), ACP RE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”) and owner of 100% of the Equity Interests (as defined in the Credit Agreement) of ACP, each other Lender party or consenting in writing hereto, and AMTRUST FINANCIAL SERVICES, INC. a Delaware corporation, as Administrative Agent (“AmTrust”).

PRELIMINARY STATEMENTS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of September 15, 2014 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the “Credit Agreement”), among the Borrower (as defined therein), Holdings, the Administrative Agent and the Lenders party thereto;

WHEREAS, ACP, Tower and Holdings have requested that Holdings become the sole Borrower under the Credit Agreement;

WHEREAS, Holdings has requested the continuance of the extension of credit under the Credit Agreement and certain modifications in connection therewith;

WHEREAS, in connection with the execution and delivery of this Agreement, a conservation plan (the “Conservation Plan”) is to be presented for approval to the Superior Court of the State of California (the “Court”) by the Insurance Commissioner for the State of California, as conservator (the “Conservator”) of CastlePoint National Insurance Company (“CNIC”), for the orderly run-off of the liabilities of CNIC as successor by merger to all of the U.S. insurance company subsidiaries of Tower, as set forth in a Conservation Agreement to be entered by and among the Conservator, and the Michael Karfunkel Family 2005 Trust, a trust formed under the laws of the State of New York pursuant to an agreement dated March 28, 2005 (the “Karfunkel Trust”) and the other parties thereto;

WHEREAS, subject to the approval by the Court of the Conservation Plan, (i) the Karfunkel Trust and members of the Michael Karfunkel Family will contribute, or cause to be contributed, $200,000,000 to CNIC in accordance with the Conservation Plan and (ii) the Aggregate Stop Loss Reinsurance Contract, dated as of September 15, 2014, among CastlePoint Re, AmTrust International and National General Re (the “Stop Loss Reinsurance Contract”) and the Retrocession Agreement will be commuted and AmTrust and National General will cease to have any liability thereunder;

WHEREAS, the Karfunkel Trust has agreed to be bound by certain provisions of the Amended and Restated Credit Agreement (as defined below) relating to the maintenance of a minimum aggregate amount of assets at Holdings under Section 6.01 of the Amended and Restated Credit Agreement;

WHEREAS, Section 9.02 of the Credit Agreement provides that the Credit Agreement and the other Loan Documents may be amended by the Borrower (as defined in the Credit Agreement), Holdings, the Required Lenders, subject in certain cases to the approval of the Lenders; and

WHEREAS, the Borrower (as defined in the Credit Agreement), Holdings, the Required Lenders and the Lenders representing 100% of the aggregate Commitments (as defined in the Amended and Restated Credit Agreement) have agreed to amend and restate the Credit Agreement in its entirety in the form attached as Exhibit A hereto (the “Amended and Restated Credit Agreement” capitalized terms used but not defined herein having the meanings set forth in the Amended and Restated Credit Agreement) upon and subject to the terms and conditions, set forth herein;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment and Restatement of Credit Agreement.

(a) Subject to the terms and conditions of this Agreement, the Credit Agreement, including all schedules and exhibits thereto, is hereby amended and restated in its entirety as of the Restatement Effective Date in the form attached as Exhibit I hereto. For the avoidance of doubt, the parties hereto acknowledge and agree that if the Restatement Effective Date does not occur or if this Agreement is terminated pursuant to Section 5 hereof, the Credit Agreement and all related Loan Documents shall remain in full force and effect (without giving effect to the amendments and modifications effectuated by this Agreement).

(b) Prior to the Restatement Effective Date, the Credit Agreement shall remain in full force and effect (without giving effect to the amendments and modifications effectuated by this Agreement), provided that there shall be an ongoing waiver of any default or Event of Default under the Credit Agreement (other than with respect to (x) payment of principal or interest on the Loans or (y) the maintenance of collateral which will be the subject of the Amended and Restated Credit Agreement, except to the extent expressly required or contemplated under that Amended and Restated Credit Agreement) related to any and all actions taken in connection with, contemplated by or in furtherance of the Amended and Restated Credit Agreement.

(c) As of the date hereof and, for the avoidance of doubt, upon and as of the Restatement Effective Date, Tower and any of its subsidiaries shall cease to be a Loan Party under the Amended and Restated Credit Agreement.

(d) Upon and as of the Restatement Effective Date, each Lender party hereto and the Administrative Agent hereby consents to the Amended and Restated Credit Agreement and ratifies and confirms the Amended and Restated Credit Agreement in all respects without any further action on the part of any Lender or the Administrative Agent, and the Amended and Restated Credit Agreement made hereby shall be effective.

SECTION 2. Conditions to Effectiveness. The Amended and Restated Credit Agreement shall become effective on the first date (the “Restatement Effective Date”) when, and only when, each of the applicable conditions set forth below have been satisfied (or waived) in accordance with the terms herein:

(a) The Administrative Agent (or its counsel) shall have received from each party hereto and thereto, as applicable, either (i) a counterpart of the Amended and Restated Credit Agreement, the other Loan Documents and each of the other agreements contemplated hereby signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent that such party has signed a counterpart of the Amended and Restated Credit Agreement, the other Loan Documents and each of the other agreements contemplated hereby.

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of counsel for Holdings, in form and substance reasonably satisfactory to the Administrative Agent (the form of which shall have been provided to the Lenders at least two (2) Business Days prior to the Restatement Effective Date), and covering such other matters relating to the Loan Parties Holdings, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request. Holdings hereby requests such counsel to deliver such opinion.

(c) The Lenders shall have received (i) satisfactory consolidated financial statements of Holdings for the two most recent fiscal years ended prior to the Restatement Effective Date as to which such financial statements are available and (ii) satisfactory interim consolidated financial statements of Holdings for the quarterly period ended June 30, 2016 and any quarterly period for which financial statements are available prior to the Restatement Effective Date.

(d) The Administrative Agent shall have received (i) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel and (ii) to the extent requested by any of the Lenders, all documentation and other information required by bank regulatory authorities under applicable anti-money laundering rules and regulations.

(e) The Administrative Agent shall have received evidence reasonably satisfactory to it that all governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with the Transactions and the continuing operations of Holdings and its Subsidiaries (including all insurance and other regulatory compliance) have been obtained and are in full force and effect.

(f) The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower (as defined in the Credit Agreement) hereunder and all of the accrued interest then due and owing under the Credit Agreement through and including the calendar day immediately preceding the Restatement Effective Date.

(g) Each of the representations and warranties made by the Holdings in the Amended and Restated Credit Agreement that are qualified by materiality will be true and correct in all respects and each of the representations and warranties made by the Holdings in the Amended and Restated Credit Agreement that are not so qualified will be true and correct in all material respects, in each case, as if such representations or warranties were made on and as of the date of this Agreement and as of the Restatement Effective Date (except to the extent such representations and warranties speak as of a specific date or as of the date of the Amended and Restated Credit Agreement, in which case such representations and warranties will be so true and correct or so true and correct in all material respects, as the case may be, as of such specific date or as of the date of this Agreement, respectively) and the Administrative Agent will have received a certificate attesting thereto duly executed by the Holdings.

(h) Subject to Section 1(b) above, no Event of Default and no condition, event or action which, with the giving of notice or the lapse of time or both, would constitute an Event of Default shall have occurred and be continuing or shall exist, and the Administrative Agent will have received a certificate attesting thereto duly executed by the Holdings.

(i) Holdings shall have delivered to the Administrative Agent a certificate of the Secretary or an Assistant Secretary of each Holdings certifying (i) that there have been no changes in the Organizational Documents of Holdings, as attached thereto and (to the extent available) as certified as of a recent date by the Secretary of State (or analogous Governmental Authority) of the jurisdiction of its organization, since the date of the certification thereof by such Governmental Authority, and (ii) resolutions of the Board of Directors or other governing body of Holdings authorizing the execution, delivery and performance of each Loan Document to which it is a party.

(j) Holdings shall have provided to the Administrative Agent satisfactory evidence that (i) the Conservation Plan has been approved by the Court, (ii) the Conservation Agreement in connection therewith has been executed by all parties thereto and (iii) execution of agreements pursuant to which the Stop Loss Reinsurance Contract and the Retrocession Agreement are commuted and AmTrust and National General will cease to have any liability thereunder.

(k) Holdings shall have provided to the Administrative Agent satisfactory evidence that the Karfunkel Trust and members of the Michael Karfunkel Family have contributed or, caused to be contributed, $200,000,000 to CNIC in accordance with the Conservation Plan.

(l) Holdings shall have provided to the Administrative Agent satisfactory evidence that, as of the Restatement Effective Date, Holdings will have assets having an aggregate fair market value of not less than one hundred fifteen percent (115%) of the aggregate principal amount then due under the Amended and Restated Credit Agreement.

SECTION 3. Expenses. The Borrower (as defined in the Credit Agreement) hereby reconfirms its obligations pursuant to Section 9.03 of the Credit Agreement to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement.

SECTION 4. Reaffirmation of the Loan Parties. Upon the Restatement Effective Date, each Loan Party hereby consents to the Amended and Restated Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement and/or the Amended and Restated Credit Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties, including the Loans, under the Amended and Restated Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents. Each Lender, by delivering its signature page to this Agreement (or otherwise consenting to this Agreement in writing) shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Administrative Agent, Required Lenders or Lenders, as applicable on the Restatement Effective Date.

SECTION 5. Amendment, Modification and Waiver; Termination. This Agreement may not be amended, modified or waived except in accordance with Section 9.02 of the Amended and Restated Credit Agreement. This Agreement shall terminate, automatically and without any required action on the party of any party hereto, if the Restatement Effective Date shall not have occurred on or prior to December 31, 2016 or such other date as the parties hereto shall agree in writing.

SECTION 6. Entire Agreement. This Agreement, the Amended and Restated Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Amended and Restated Credit Agreement attached hereto and that this Agreement is a Loan Document. This Agreement shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Restatement Effective Date, shall continue to be owing under the Amended and Restated Credit Agreement or such other Loan Documents until paid in accordance therewith.

SECTION 7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 9.09 and 9.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

SECTION 8. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, to the fullest extent permitted by applicable law, shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

ACP RE LTD., as Borrower

By:	/s/ Barry Karfunkel
	Name:	Barry Karfunkel
	Title:	President

TOWER GROUP INTERNATIONAL, LTD., as Borrower

By:	/s/ William Hitselberger
	Name:	William Hitselberger
	Title:	President & Treasurer

ACP RE HOLDINGS, LLC, as Guarantor

By:	/s/ Leah Karfunkel
	Name:	Leah Karfunkel
	Title:	Manager

Signature Page to Restatement Agreement

ADMINISTRATIVE AGENT:

AMTRUST FINANCIAL SERVICES, INC., as Administrative Agent

By:	/s/ Ronald E. Pipoly, Jr.
	Name:	Ronald E. Pipoly, Jr.
	Title:	EVP, Chief Financial Officer

Signature Page to Restatement Agreement

LENDERS:

AMTRUST INTERNATIONAL INSURANCE, LTD., as a Lender

By:	/s/ Stephen Ungar
	Name:	Stephen Ungar
	Title:	Secretary

NATIONAL GENERAL RE LTD., as a Lender

By:	/s/ Jeffrey Weissmann
	Name:	Jeffrey Weissmann
	Title:	Vice President

Signature Page to Restatement Agreement

Exhibit A

Amended and Restated Credit Agreement with Schedules and Exhibits